UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 4, 2016

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

       (607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2016, Corning Natural Gas Holding Corporation (the “Holding Company”) received notice that its Certificate of Amendment to its Certificate of Incorporation with respect to the number, designation, relative rights, preferences and limitations of the 500,000 shares of preferred stock previously authorized in its Certificate of Incorporation into 200,000 shares, par value $0.01 per share, of its the 6% Series A Cumulative Preferred Stock and 300,000 shares, par value $0.01 per share, of its Series B Convertible Preferred Stock was filed by the Department of State of the State of New York on January 28, 2016.

On January 11, 2016, the Holding Company filed a registration statement on Form S-1 with respect to the distribution of non-transferable stock subscription rights to holders of its common stock which would entitle the holders, for each share of common stock held of record as of the record date for the distribution to elect to purchase either: (i) one-eighth share of its 6% Series A Cumulative Preferred Stock, par value $0.01 per share, for $25.00 per share, or (ii) one-sixth share of its 4.8% Series B Convertible Preferred Stock, par value $0.01 per share, for $20.75 per share. The Holding Company will set the record date for the distribution and the expiration date for exercise of the stock subscription rights once the U.S. Securities and Exchange Commission declares the Registration Statement effective. The Holding Company cannot predict what portion of the maximum amount of $8.5 million of new shares of preferred stock will be purchased by its shareholders pursuant to the subscription rights. An amendment to the Holding Company's certificate of incorporation was filed with respect to the number, designation, relative rights, preferences and limitations of 200,000 shares of the 6% Series A Cumulative Preferred Stock and the 300,000 shares of the Series B Convertible Preferred Stock on January 28, 2016.

The Certificate of Amendment to the Certificate of Incorporation described above is filed as exhibits to this Current Report on Form 8-K. The description is qualified in its entirety by reference to the full text of such document.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1 Certificate of Amendment to the Certificate of Incorporation with respect to the number, designation, relative rights, preferences and limitations of the 6% Series A Cumulative Preferred Stock and the Series B Convertible Preferred Stock filed by the Department of State of the State of New York on January 28.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

By: /s/ Firouzeh Sarhangi

Firouzeh Sarhangi

Chief Financial Officer

Dated: February 9, 2016

INDEX TO EXHIBITS

Form 8-K of Corning Natural Gas Holding Corporation

Exhibit 3.1 Exhibit 3.1 incorporating the Certificate of Amendment to the

Certificate of Incorporation with respect to the number,

designation, relative rights, preferences and limitations of the

6% Series A Cumulative Preferred Stock and the Series B

Convertible Preferred Stock filed by the Department of

State of the State of New York on January 28, 2016 Filed herewith